SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): May 7, 2018

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on May 7, 2018. Voting results for each matter submitted to a vote at the 2018 annual meeting are provided below.

a)	The five nominees for director were elected to serve three-year terms ending in 2021, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Katherine Baicker, Ph.D.	807,981,594	5,661,012	1,516,668	112,161,406
J. Erik Fyrwald	806,313,078	7,342,686	1,503,510	112,161,406
Jamere Jackson	808,044,424	5,568,189	1,546,661	112,161,406
Ellen R. Marram	657,164,985	155,220,885	2,773,404	112,161,406
Jackson P. Tai	805,527,679	8,111,345	1,520,250	112,161,406

b)	By the following vote, the shareholders approved an advisory vote on compensation paid to named executive officers:

For:	790,360,976
Against:	22,679,570
Abstain:	2,118,728
Broker Nonvote:	112,161,406

c)	The appointment of Ernst & Young as our principal independent auditor was ratified by the following shareholder vote:

For:	906,183,075
Against:	19,956,379
Abstain:	1,181,226

d)	The proposal to amend the Articles of Incorporation to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	680,264,719
Against:	132,472,438
Abstain:	2,422,117
Broker Nonvote:	112,161,406

e)	The proposal to amend the Articles of Incorporation to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For:	679,682,534
Against:	133,344,580
Abstain:	2,132,160
Broker Nonvote:	112,161,406

f)	By the following vote, the shareholders approved the Amended and Restated 2002 Lilly Stock Plan:

For:	780,122,923
Against:	33,048,675
Abstain:	1,987,676
Broker Nonvote:	112,161,406

g)	By the following vote, a shareholder proposal seeking support for the descheduling of cannibas was not approved:

For:	12,756,730
Against:	793,887,229
Abstain:	8,515,315
Broker Nonvote:	112,161,406

h)	By the following vote, a shareholder proposal requesting a report regarding direct and indirect political contributions was not approved:

For:	161,245,782
Against:	639,334,659
Abstain:	14,578,833
Broker Nonvote:	112,161,406

i)	By the following vote, a shareholder proposal requesting a report on policies and practices regarding contract animal laboratories was not approved:

For:	25,959,167
Against:	780,403,894
Abstain:	8,796,213
Broker Nonvote:	112,161,406

j)
By the following vote, a shareholder proposal requesting a report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements was not approved:

For:	143,874,469
Against:	665,645,852
Abstain:	5,638,953
Broker Nonvote:	112,161,406

As of the record date of the meeting, 1,090,681,575 shares of common stock were issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:     /s/ Bronwen L. Mantlo
Name:   Bronwen L. Mantlo
Title:     Corporate Secretary

Dated: May 8, 2018